UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

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BRP Group, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

4211 W. Boy Scout Blvd., Suite 800
Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (866) 279-0698

Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 21, 2022, BRP Group, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the shareholders of the Company voted on the following four proposals, each of which was described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”):

Proposal 1 - Election of Directors

The following nominees were elected to the Company’s Board of Directors to hold office for terms to expire upon the annual shareholders’ meeting to be held in 2025 or until their successors are elected and qualified, or until his earlier death, resignation or removal. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Joseph Kadow	67,783,085	15,767,406	3,037,582
Chris Sullivan	65,090,637	18,459,854	3,037,582
Kris Wiebeck	80,967,371	2,583,120	3,037,582
Myron Williams	81,824,064	1,726,427	3,037,582

Proposal 2 – Advisory vote on the compensation of the Company’s named executive officers (“Say-on-Pay” vote)

The shareholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
81,812,096	70,572	1,667,823	3,037,582

Proposal 3 – Advisory vote the frequency of the Company’s Say-on-Pay vote

The shareholders approved, on a non-binding advisory basis, the recommendation that future non-binding advisory votes on the compensation of our named executive officers be held every year. The voting results on this proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
83,341,730	155,344	48,906	4,511	3,037,582

The Board of Directors of the Company considered the results of the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers and decided that, consistent with the Board’s recommendation in the Company’s Proxy Statement, the Company will solicit a non-binding advisory vote on the compensation of the Company’s named executive officers annually until the next advisory vote on such frequency is held.

Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved. The voting results on this proposal were as follows:

For	Against	Abstain
86,584,411	3,620	42

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: June 22, 2022	By:	/s/ Bradford Hale
Name: Bradford Hale
Title: Chief Financial Officer